Pacer Swan SOS Conservative April ETF
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 101.1%	Notional Amount	Contracts	Value
Call Options - 100.9%			$–
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $5.75 (a)(b)	$39,659,938	659	$39,187,462

Put Options - 0.2%			$–
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $496.92(a)(b)	39,659,938	659	62,407
TOTAL PURCHASED OPTIONS (Cost $34,203,626)			39,249,869

TOTAL INVESTMENTS - 101.1% (Cost $34,203,626)			39,249,869
Liabilities in Excess of Other Assets - (1.1)%			(430,891)
TOTAL NET ASSETS - 100.0%			$38,818,978
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.

Pacer Swan SOS Conservative April ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (1.8)%	Notional Amount	Contracts	Value
Call Options - (1.8)%
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $608.28 (a)(b)	$(39,659,938)	(659)	$(688,372)

Put Options - (0.0)% (c)
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $366.15 (a)(b)	(39,659,938)	(659)	(17,595)
TOTAL WRITTEN OPTIONS (Premiums received $633,036)			$(705,967)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Swan SOS Conservative April ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$39,249,869	$–	$39,249,869
Total Investments	$–	$39,249,869	$–	$39,249,869

Liabilities:
Investments:
Written Options	$–	$(705,967)	$–	$(705,967)
Total Investments	$–	$(705,967)	$–	$(705,967)

Refer to the Schedule of Investments for further disaggregation of investment categories.